Income taxes expenses (Tables)	12 Months Ended
Dec. 31, 2024
Income Taxes Expenses [Abstract]
Summary of reconciliation of average effective tax rate and applicable tax rate

Reconciliation of income tax	2024	2023	2022

Income before income taxes	85,993	117,999	102,453

Impact of difference in tax rates of foreign subsidiaries	(10,006)	2,681	(8,715)
Permanent differences	(300)	135	366
Total income taxes (a)	(10,306)	2,816	(8,349)
Current (b)	(12,358)	(10,500)	(6,784)
Effective tax rate current	(14.37%)	(8.90%)	(6.62%)
Deferred	2,052	13,316	(1,565)
Effective tax rate - total	(11.98)%	(2.39)%	8.15%

(a)No amounts related to income taxes have been recognized directly in equity.
(b)Nexus contributed and US$0.5 million to current tax expenses for the year ended December 31, 2024. Furthermore, Patria Asset Management was acquired on November 1, 2023, with a US$ 2.2 million impact on current income tax during the year ended December 31, 2024, compared to US$ 0.3 million on December 31, 2023.